Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

To tender common stock purchase warrants (“Warrants”),

exercisable at $5.00 per share of common stock,

at a purchase price of $1.00 per Warrant

of

SUMMER INFANT, INC.

Pursuant to the Offer, dated October 9, 2007

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON NOVEMBER 5, 2007, UNLESS SUMMER INFANT, INC. EXTENDS THE OFFER.

The Depositary for the Offer is:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By Registered Mail: Continental Stock Transfer & Trust Company Attn: Reorganization Dept. 17 Battery Place 8th Floor New York, NY 10004	By Hand: Continental Stock Transfer & Trust Company Attn: Reorganization Dept. 17 Battery Place 8th Floor New York, NY 10004	By Overnight Courier: Continental Stock Transfer & Trust Company Attn: Reorganization Dept. 17 Battery Place 8th Floor New York, NY 10004

DESCRIPTION OF WARRANTS TENDERED

Name(s) and Address(es) of Registered Holder(s): (Please fill in, if blank, exactly as name(s) appear(s) on certificate(s))	Certificate(s) Tendered (Attach and sign additional list if necessary)

	Certificate Number(s)*	Number of Warrants Represented by Certificates(s)	Number of Warrants Tendered**

Total Warrants

*       Do not need to complete if Warrants are delivered by book-entry transfer.

**     If you desire to tender fewer than all Warrants evidenced by any certificate(s) listed above, please indicate in this column the number of Warrants you wish to tender. Otherwise, all Warrants evidenced by such certificate(s) will be deemed to have been tendered. See Instruction 4.

Delivery of this Letter of Transmittal to an address other than one of those set forth above will not constitute a valid delivery. You must deliver this Letter of Transmittal to the Depositary. Deliveries to Summer Infant, Inc. (“Summer”), or Morrow & Co., Inc. (the information agent for the Offer) will not be forwarded to the Depositary and, therefore, will not constitute valid delivery to the Depositary. Delivery of the Letter of Transmittal and any other required documents to the book-entry transfer facility at the Depositary Trust Company (“DTC,” which is herein referred to as the “book-entry transfer facility”) will not constitute delivery to the Depositary.

You should use this Letter of Transmittal if you are forwarding certificates for Warrants herewith or if you are causing the Warrants to be delivered by book-entry transfer to the Depositary’s account at DTC pursuant to the procedures set forth in Section 2 under “The Tender Offer” section of the Offer to Purchase. Only financial institutions that are participants in the book-entry transfer facility’s system may make book-entry delivery of the Warrants.

The Information Agent for the Offer is:

Morrow & Co., Inc.

470 West Avenue - 3rd Floor

Stamford, CT 06902

Banks and Brokerage Firms, Please Call: (203) 658-9400

Warrant Holders Call Toll Free: (800) 607-0088

BEFORE COMPLETING THIS LETTER OF TRANSMITTAL, YOU SHOULD READ THIS LETTER OF TRANSMITTAL AND THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

You should use this Letter of Transmittal only if (1) you are also enclosing certificates for the Warrants you desire to tender, or (2) you intend to deliver certificates for such Warrants under a notice of guaranteed delivery previously sent to the Depositary, or (3) you are delivering Warrants through a book-entry transfer into the Depositary’s account at DTC (i.e., the book-entry transfer facility) in accordance with Section 2 under “The Tender Offer” section of the Offer to Purchase.

If you desire to tender Warrants in the Offer, but you cannot deliver the certificates for your Warrants and all other required documents to the Depositary by the Expiration Date (as set forth in the Offer to Purchase), or cannot comply with the procedures for book-entry transfer on a timely basis, then you may tender your Warrants according to the guaranteed delivery procedures set forth in Section 2 under “The Tender Offer” section of the Offer to Purchase. See Instruction 2. Delivery of the Letter of Transmittal and any other required documents to the book-entry transfer facility does not constitute delivery to the Depositary.

☐	Check here if you are delivering tendered Warrants pursuant to a notice of guaranteed delivery that you previously sent to the Depositary and complete the following:

Names(s) of Tendering Warrant Holder(s):

Date of Execution of notice of guaranteed delivery:

Name of Institution that Guaranteed Delivery:

☐	Check here if you are a financial institution that is a participating institution in the book-entry transfer facility’s system and you are delivering the tendered Warrants by book-entry transfer to an account maintained by the Depositary at the book-entry transfer facility, and complete the following:

Names(s) of Tendering Institution:

Account Number:

Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to Summer Infant, Inc., a Delaware corporation (“Summer”), the above-described common stock purchase warrants (“Warrants”), exercisable at $5.00 per share of common stock, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated October 9, 2007 and in this Letter of Transmittal (which together, as they may be amended and supplemented from time to time, constitute the “Offer”). Summer is inviting its warrant holders to tender their Warrants at $1.00 per Warrant (the “Purchase Price”) net to the seller in cash, without interest, upon the terms and subject to the conditions of the Offer. Receipt of the Offer to Purchase is hereby acknowledged.

Subject to and effective upon acceptance for payment of, and payment for, Warrants tendered with this Letter of Transmittal in accordance with the terms of the Offer, the undersigned hereby (1) sells, assigns and transfers to or upon the order of Summer all right, title and interest in and to all of the Warrants tendered hereby which are so accepted and paid for; (2) orders the registration of any Warrants tendered by book-entry transfer that are purchased under the Offer to or upon the order of Summer; and (3) appoints the Depositary as attorney-in-fact of the undersigned with respect to such Warrants, with the full knowledge that the Depositary also acts as the agent of Summer, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to perform the following functions:

(a) deliver certificates for Warrants, or transfer ownership of such Warrants on the account books maintained by the book-entry transfer facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of Summer, upon receipt by the Depositary, as the undersigned’s agent, of the Purchase Price with respect to such Warrants;

(b) present certificates for such Warrants for cancellation and transfer on Summer’s books; and

(c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Warrants, subject to the next paragraph, all in accordance with the terms of the Offer.

The undersigned understands that Summer, upon the terms and subject to the conditions of the Offer, will pay $1.00 per Warrant for Warrants validly tendered into, and not validly withdrawn from, the Offer subject to the conditions of the Offer described in the Offer to Purchase.

The undersigned hereby covenants, represents and warrants to Summer that:

(a) the undersigned has a net long position in the Warrants at least equal to the number of Warrants being tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is tendering the Warrants in compliance with Rule 14e-4 under the Exchange Act;

(b) has full power and authority to tender, sell, assign and transfer the Warrants tendered hereby;

(c) when and to the extent Summer accepts the Warrants for purchase, Summer will acquire good and marketable title to them, free and clear of all security interests, liens, restrictions, claims, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and the Warrants will not be subject to any adverse claims or rights;

(d) the undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Summer to be necessary or desirable to complete the sale, assignment and transfer of the Warrants tendered hereby and accepted for purchase; and

(e) the undersigned agrees to all of the terms of the Offer.

The undersigned understands that tendering of Warrants under any one of the procedures described in Section 2 under “The Tender Offer” section of the Offer to Purchase and in the Instructions to this Letter of Transmittal will constitute an agreement between the undersigned and Summer upon the terms and subject to the conditions of the Offer. The undersigned acknowledges that under no circumstances will Summer pay interest on the Purchase Price.

The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Summer may terminate or amend the Offer; or may postpone the acceptance for payment of, or the payment for, Warrants tendered, or may accept for payment fewer than all of the Warrants tendered hereby. The undersigned understands that certificate(s) for any Warrants not tendered or not purchased will be returned to the undersigned at the address indicated above.

The names and addresses of the registered holders should be printed, if they are not already printed above, exactly as they appear on the certificates representing Warrants tendered hereby. The certificate numbers, the number of Warrants represented by such certificates, and the number of Warrants that the undersigned wishes to tender, should be set forth in the appropriate boxes above.

Unless otherwise indicated under “Special Payment Instructions,” please issue the check for the aggregate Purchase Price of any Warrants purchased (less the amount of any federal income or backup withholding tax required to be withheld), and/or return any Warrants not tendered or not purchased, in the name(s) of the undersigned or, in the case of Warrants tendered by book-entry transfer, by credit to the account at the book-entry transfer facility designated above. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the aggregate Purchase Price of any Warrants purchased (less the amount of any federal income or backup withholding tax required to be withheld), and any certificates for Warrants not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both the “Special Payment Instructions” and the “Special Delivery Instructions” are completed, please issue the check for the aggregate Purchase Price of any Warrants purchased (less the amount of any federal income or backup withholding tax required to be withheld) and mail said check to the person(s) so indicated.

The undersigned recognizes that Summer has no obligation, under the Special Payment Instructions, to transfer any certificate for Warrants from the name of its registered holder, or to order the registration or transfer of Warrants tendered by book-entry transfer.

All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligations or duties of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

Special Payment Instructions

To be completed ONLY if the check for the purchase price of Warrants purchased and Warrant Certificates evidencing Warrants not tendered or not purchased are to be issued in the name of someone other than the undersigned.

Issue Check and Warrant Certificates to:

Name:

(Please Print)

Address:

Id. No.:

(Tax Identification or

Social Security Number)

Account No.:

Special Delivery Instructions

To be completed ONLY if the check for the purchase price of Warrants purchased and Warrant Certificates evidencing Warrants not tendered or not purchased are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown under “Description of Warrants Tendered.”

Mail Check and Warrant Certificates to:

Name:

(Please Print)

Address:

Id. No.:

(Tax Identification or

Social Security Number)

(See Substitute Form W-9)

WARRANT HOLDER(S)—SIGN HERE

(See Instructions 1 and 5)

(Please See Substitute Form W-9)

This Letter of Transmittal must be signed by registered holder(s) exactly as name(s) appear(s) on Warrant certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by Warrant certificates and documents transmitted herewith. If a signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney-in-fact, agent or other person acting in a fiduciary or representative capacity, please provide full title and see Instruction 5.

Signature(s) of Warrant Holder(s)

Dated:                     , 2007

Name(s):

Please Print

Capacity (full title):

Address:

Please Include Zip Code

(Area Code) Telephone Number:

Taxpayer Identification or Social Security No.:

GUARANTEE OF SIGNATURE(S)

(If Required, See Instructions 1 and 5)

Authorized Signature:

Name(s):

Name of Firm:

Address:

Address Line 2:

(Area Code) Telephone Number:

Dated:                     , 2007

INSTRUCTIONS TO LETTER OF TRANSMITTAL

Forming Part of the Terms of the Offer

1.	Guarantee of Signatures.

Except as otherwise provided in this Instruction, all signatures on this Letter of Transmittal must be guaranteed by a financial institution that is a participant in the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an “eligible guarantor institution” as such term is defined in Rule 17Ad-15 under the Exchange Act (an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed if either (a) this Letter of Transmittal is signed by the registered holder(s) of the Warrants (which term, for purposes of this Letter of Transmittal, shall include any participant in the book-entry transfer facility whose name appears on a security position listing as the owner of Warrants) tendered herewith and such holder(s) have not completed either the box entitled “Special Payment Instructions” or “Special Delivery Instructions” in this Letter of Transmittal; or (b) such Warrants are tendered for the account of an Eligible Institution. See Instruction 5. You may also need to have any certificates you deliver endorsed or accompanied by a stock power, and the signatures on these documents may also need to be guaranteed. See Instruction 5.

2.	Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.

You should use this Letter of Transmittal only if you are (a) forwarding certificates with this Letter of Transmittal, (b) going to deliver certificates under a notice of guaranteed delivery previously sent to the Depositary or (c) causing the Warrants to be delivered by book-entry transfer pursuant to the procedures set forth in Section 2 under “The Tender Offer” section of the Offer to Purchase. In order for you to validly tender Warrants, the Depositary must receive certificates for all physically tendered Warrants, or a confirmation of a book-entry transfer of all Warrants delivered electronically into the Depositary’s account at the book-entry transfer facility, together in each case with a properly completed and duly executed Letter of Transmittal, or an Agent’s Message in connection with book-entry transfer, and any other documents required by this Letter of Transmittal, at one of its addresses set forth in this Letter of Transmittal by the Expiration Date (as defined in the Offer to Purchase). The term “Agent’s Message” means a message transmitted by the book-entry transfer facility to, and received by, the Depositary, which states that the book-entry transfer facility has received an express acknowledgment from the participant in the book-entry transfer facility tendering the Warrants, that the participant has received and agrees to be bound by the terms of the Letter of Transmittal, and that Summer may enforce this agreement against the participant.

Guaranteed Delivery. If you cannot deliver your Warrants and all other required documents to the Depositary, or if your share certificates are not immediately available, by the Expiration Date, or the procedure for book-entry transfer cannot be completed on a timely basis, you may tender your Warrants, pursuant to the guaranteed delivery procedure described in Section 2 under “The Tender Offer” section of the Offer to Purchase, by or through any eligible institution. To comply with the guaranteed delivery procedure, you must (1) properly complete and duly execute a notice of guaranteed delivery substantially in the form provided to you by Summer, including (where required) a Signature Guarantee by an eligible institution in the form set forth in the notice of guaranteed delivery; (2) arrange for the Depositary to receive the notice of guaranteed delivery by the Expiration Date; and (3) ensure that the Depositary receives the certificates for all physically tendered Warrants or book-entry confirmation of electronic delivery of Warrants, as the case may be, together with a properly completed and duly executed Letter of Transmittal with any required signature guarantees or an Agent’s Message, and all other documents required by this Letter of Transmittal, within three Nasdaq Stock Market trading days after receipt by the Depositary of such notice of guaranteed delivery, all as provided in Section 2 under “The Tender Offer” section of the Offer to Purchase.

The notice of guaranteed delivery may be delivered by hand, facsimile transmission or mail to the Depositary and must include, if necessary, a guarantee by an eligible guarantor institution in the form set forth in such notice. For Warrants to be validly tendered under the guaranteed delivery procedure, the Depositary must receive the notice of guaranteed delivery before the Expiration Date.

The method of delivery of all documents, including certificates for Warrants, is at the option and risk of the tendering warrant holder. If you choose to deliver the documents by mail, we recommend that you use registered mail with return receipt requested, properly insured. In all cases, please allow sufficient time to assure timely delivery.

Summer will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional Warrants. By executing this Letter of Transmittal, you waive any right to receive any notice of the acceptance for payment of your tendered Warrants.

3.	Inadequate Space.

If the space provided in the box captioned “Description of Warrants Tendered” is inadequate, then you should list the certificate numbers, the number of Warrants represented by the certificate(s) and the number of Warrants tendered with respect to each certificate on a separate signed schedule attached to this Letter of Transmittal.

4.	Partial Tenders and Unpurchased Warrants.

(Not applicable to warrant holders who tender by book-entry transfer.) If you wish to tender (i.e., offer to sell) fewer than all of the Warrants evidenced by any certificate(s) that you deliver to the Depositary, fill in the number of Warrants that you wish to tender (i.e., offer for sale) in the column entitled “Number of Warrants Tendered.” In this case, Summer will issue to you a new certificate for the non-tendered Warrants. The new certificate will be sent to the registered holder(s) promptly after the Expiration Date. Unless you indicate otherwise, all Warrants represented by the certificate(s) listed and delivered to the Depositary will be deemed to have been tendered. In the case of Warrants tendered by book-entry transfer at the book-entry transfer facility, any tendered but unpurchased Warrants will be credited to the appropriate account maintained by the tendering warrant holder at the book-entry transfer facility. In each case, Warrants will be returned or credited without expense to the warrant holder.

5.	Signatures on Letter of Transmittal, Stock Powers and Endorsements.

a.	Exact Signatures.

If this Letter of Transmittal is signed by the registered holder(s) of the Warrants tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

b.	Joint Holders.

If the Warrants are registered in the names of two or more persons, ALL such persons must sign this Letter of Transmittal.

c.	Different Names on Certificates.

If any tendered Warrants are registered in different names on several certificates, you must complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

d.	Endorsements.

If this Letter of Transmittal is signed by the registered holder(s) of the Warrants tendered hereby, no endorsements of certificate(s) representing such Warrants or separate stock powers are required unless payment of the Purchase Price is to be made, or the certificates for Warrants not tendered or tendered but not purchased are to be issued, to a person other than the registered holder(s). Signature(s) on any such certificate(s) or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Warrants tendered hereby, or if payment is to be made to a person other than the registered holder(s), the certificate(s) for the Warrants must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s) for such Warrants, and the signature(s) on such certificates or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1. If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit to the Depositary evidence satisfactory to Summer that such person has authority so to act.

6.	Stock Transfer Taxes.

Except as provided in this Instruction 6, no stock transfer tax stamps or funds to cover such stamps need to accompany this Letter of Transmittal. Summer will pay or cause to be paid any stock transfer taxes payable on the transfer to it of Warrants purchased in the Offer. If, however:

(a) payment of the Purchase Price is to be made to any person other than the registered holder(s); or

(b) tendered certificates are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal,

then the Depositary will deduct from the Purchase Price the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person(s) or otherwise) payable on account of the transfer of cash or Warrants thereby made to such person, unless satisfactory evidence of the payment of such taxes or an exemption from them is submitted with this Letter of Transmittal.

7.	Special Payment and Delivery Instructions.

If any of the following conditions applies:

(a) check(s) for the Purchase Price of any Warrants purchased pursuant to the Offer are to be issued to a person other than the person(s) signing this Letter of Transmittal; or

(b) check(s) for the Purchase Price are to be sent to any person other than the person signing this Letter of Transmittal, or to the person signing this Letter of Transmittal but at a different address, then, in each such case, you must complete the boxes captioned “Special Payment Instructions” and/or “Special Delivery Instructions” as applicable in this Letter of Transmittal and make sure that the signatures herein are guaranteed as described in Instructions 1 and 5.

8.	Irregularities.

Summer will determine in its reasonable discretion all questions as to the number of Warrants to accept, and the validity, eligibility (including time of receipt), and acceptance for payment of any tender of Warrants. Any such determinations will be final and binding on all parties. Summer reserves the absolute right to reject any or all tenders of Warrants it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of Summer, be unlawful. Summer also reserves the absolute right to waive any defect or irregularity in the tender of any particular Warrants, and Summer’s interpretation of the terms of the Offer, including these instructions, will be final and binding on all parties. No tender of Warrants will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Summer shall determine. None of Summer, the Depositary, the Information Agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

9.	Questions; Requests for Assistance and Additional Copies.

Please direct any questions or requests for assistance or for additional copies of the Offer to Purchase, the Letter of Transmittal or the notice of guaranteed delivery to the Information Agent at the telephone number and address set forth on the back cover of this Letter of Transmittal. You may also contact your broker, dealer, commercial bank, or trust company for assistance concerning the Offer.

10.	Tax Identification Number and Backup Withholding

In order to avoid backup withholding of U.S. federal income tax on payments of cash pursuant to the Offer, a U.S. warrant holder tendering Warrants in the Offer must, unless an exemption applies, provide the Depositary with such warrant holder’s correct taxpayer identification number (“TIN”), certify under penalties of perjury that such TIN is correct, and provide certain other certifications by completing the Substitute Form W-9 included in this Letter of Transmittal under “Important Tax Information” below. If a warrant holder does not provide such warrant holder’s correct TIN or fails to provide the required certifications, the payment of cash to such warrant holder pursuant to the Offer may be subject to backup withholding of 28%. All warrant holders tendering Warrants pursuant to the Offer should complete and sign the main signature form and the Substitute Form W-9 to provide the information and certification necessary to avoid backup withholding (unless an applicable exemption exists and is proved in a manner satisfactory to the Company and the Depositary).

IMPORTANT TAX INFORMATION

Under U.S. federal income tax law, a warrant holder whose tendered Warrants are accepted for payment is generally required to provide the Depositary (as payer) with such warrant holder’s correct TIN on Substitute Form W-9 provided herewith. If such warrant holder is an individual, the TIN generally is such warrant holder’s social security number. If the Depositary is not provided with the correct TIN, payments that are made to such warrant holder with respect to Warrants purchased pursuant to the Offer may be subject to backup withholding of 28%. In addition, if a warrant holder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for making such statement, a $500 penalty may also be imposed by the IRS.

Certain warrant holders (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement (applicable IRS Form W-8), signed under penalties of perjury, attesting to such individual’s exempt status. Forms of such statements can be obtained from the Depositary. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions. A warrant holder should consult his or her tax advisor as to such warrant holder’s qualification for exemption from backup withholding and the procedure for obtaining such exemption.

If backup withholding applies, the Depositary is required to withhold 28% of any payments made to the warrant holder. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the IRS.

Purpose of Substitute Form W-9

To prevent backup withholding on payments that are made to a warrant holder with respect to Warrants purchased pursuant to the Offer, the warrant holder is required to notify the Depositary of such warrant holder’s correct TIN by completing the form below certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such warrant holder is awaiting a TIN), and (b)(i) such warrant holder has not been notified by the IRS that he is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the IRS has notified such warrant holder that such warrant holder is no longer subject to backup withholding.

What Number to Give the Depositary

The warrant holder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record holder of Warrants tendered hereby. If Warrants are in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report. If the tendering warrant holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the warrant holder should write “Applied For” in the space provided for the TIN in Part I, and sign and dated the Substitute Form W-9. If “Applied For” is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 28% of all payments of the purchase price to such warrant holder until a TIN is provided to the Depositary.

YOU MUST COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 BELOW.

Please provide your social security number or other taxpayer identification number (“TIN”) and certify that you are not subject to backup withholding.

Important: The Depositary must receive this Letter of Transmittal (together with certificate(s) for Warrants or confirmation of book-entry transfer and all other required documents) or, if applicable, the notice of guaranteed delivery, before the Expiration Date (as defined in the Offer to Purchase).

SUBSTITUTE FORM W-9

Department of the Treasury Internal Revenue Service

Payer’s Request for TIN and Certification

PAYER: CONTINENTAL STOCK TRANSFER & TRUST COMPANY

Name:

Please check the appropriate box indicating your status:

☐ Individual/Sole proprietor	☐ Corporation	☐ Partnership
☐ Other	☐ Exempt from backup withholding

Address (number, street, and apt. or suite no.)

City, state, and ZIP code

Part I Taxpayer Identification Number (“TIN”)

PLEASE PROVIDE YOUR TIN ON THE APPROPRIATE LINE AT THE RIGHT.

For most individuals, this is your social security number. If you do not have a number, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9. If you are awaiting a TIN, write “Applied For” in this Part I, complete the “Certificate Of Awaiting Taxpayer Identification Number” below and see Instruction 10, “Important Tax Information.”

Social Security No.

OR

Employer Id. No.

Part II Certification

Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Sign Here		Date
Signature of U.S. person

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS, AND PLEASE SEE INSTRUCTION 10, “IMPORTANT TAX INFORMATION.”

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE “APPLIED FOR” INSTEAD OF A TIN IN PART I THE SUBSTITUTE FORM W-9.

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 28% of all reportable payments made to me will be withheld.

Sign Here		Date
Signature of U.S. person

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payer—

Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

For this type of account:	Give the name and social security number of—	For this type of account:	Give the name and employer identification number of—

1. Individual	The individual	6. Sole proprietorship or single-owner LLC	The owner(3)

2. Two or more individuals (joint account)	The actual owner of the account, or if combined funds, the first individual on the account(1)	7. A valid trust, estate, or pension trust	The legal entity(4)

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	8. Corporate or LLC electing corporate status on Form 8832	The corporation

4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)	9. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)	10. Partnership or multi-member LLC	The partnership

5. Sole proprietorship or single-owner LLC	The owner(3)	11. A broker or registered nominee	The broker or nominee

		12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or your employer identification number (if you have one).
(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:	If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

Obtaining a Number

If you do not have a taxpayer identification number, apply for one immediately. To apply for a SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office. Get Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for a TIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1 (800) TAX-FORM, or from the IRS Website at www.irs.gov.

Payees and Payments Exempt From Backup Withholding

Payees specifically exempted from backup withholding include:

1.	An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).

2.	The United States or any of its agencies or instrumentalities.

3.	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

4.	A foreign government or any of its political subdivisions, agencies or instrumentalities.

5.	An international organization or any of its agencies or instrumentalities.

Payees that may be exempt from backup withholding include:

6.	A corporation.

7.	A foreign central bank of issue.

8.	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

9.	A futures commission merchant registered with the Commodity Futures Trading Commission.

10.	A real estate investment trust.

11.	An entity registered at all times during the tax year under the Investment Company Act of 1940.

12.	A common trust fund operated by a bank under Section 584(a).

13.	A financial institution.

14.	A middleman known in the investment community as a nominee or custodian.

15.	A trust exempt from tax under Section 664 or described in Section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

If the payment is for	THEN the payment is exempt for

Interest and dividend payments	All exempt recipients except for Interest and dividend payments except for 9.
Broker transactions	Exempt recipients 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker.

Exempt payees should complete a substitute Form W-9 to avoid possible erroneous backup withholding. Furnish your taxpayer identification number, check the appropriate box for your status, check the “Exempt from backup withholding” box, sign and date the form and return it to the payer. Foreign payees who are not subject to backup withholding should complete an appropriate IRS Form W-8 (or successor form) and return it to the payer.

Privacy Act Notice. Section 6109 requires you to provide your correct taxpayer identification number to payers who must file information returns with the IRS to report interest, dividends, and certain other income paid to you to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your return and may also provide this information to various government agencies for tax enforcement or litigation purposes and to cities, states, and the District of Columbia to carry out their tax laws, and may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Failure to Furnish Taxpayer Identification Number. If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

The Letter of Transmittal and certificates for Warrants and any other required documents should be sent or delivered by each tendering warrant holder or its broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses set forth below.

The Depositary for the Offer is:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By Registered Mail: Continental Stock Transfer & Trust Company Attn: Reorganization Dept. 17 Battery Place 8th Floor New York, NY 10004	By Hand: Continental Stock Transfer & Trust Company Attn: Reorganization Dept. 17 Battery Place 8th Floor New York, NY 10004	By Overnight Courier: Continental Stock Transfer & Trust Company Attn: Reorganization Dept. 17 Battery Place 8th Floor New York, NY 10004

Any questions or requests for assistance or for additional copies of the Offer to Purchase, the Letter of Transmittal, the Notice of Guaranteed Delivery, or other related materials may be directed to the Information Agent at the telephone number and address set forth below. You may also contact your broker, dealer, commercial bank, or trust company for assistance concerning the Offer.

The Information Agent for the Offer is:

Morrow & Co., Inc.

470 West Avenue - 3rd Floor

Stamford, CT 06902

Banks and Brokerage Firms, Please Call: (203) 658-9400

Warrant Holders Call Toll Free: (800) 607-0088